 EXHIBIT 99.1

COMPUCREDIT REPORTS FOURTH QUARTER 2008 RESULTS

ATLANTA, GA, February 12, 2009 – CompuCredit (NASDAQ: CCRT) reported a fourth quarter 2008 GAAP net loss of $26.9 million, or $0.57 per fully diluted common share, which compares to fourth quarter 2007 GAAP earnings from continuing operations of $27.5 million, or $0.58 per fully diluted common share.

CompuCredit also reported fourth quarter 2008 managed earnings of $8.1 million, or $0.17 per fully diluted common share, which compares to fourth quarter 2007 managed losses from continuing operations of $16.0 million, or $0.34 per fully diluted common share.

“We are planning for economic uncertainty to continue through the remainder of 2009 and remain focused on capital preservation, account management, and expense reduction,” said David G. Hanna, Chairman and CEO of CompuCredit.

CompuCredit’s net interest margin was 13.8 percent in the fourth quarter of 2008, as compared to 17.8 percent for the fourth quarter of 2007 and 15.1 percent in the previous quarter. The adjusted charge-off rate was 14.2 percent in the fourth quarter of 2008, as compared to 13.2 percent for the fourth quarter of 2007 and 14.2 percent in the previous quarter. As of December 31, 2008, the 60-plus day delinquency rate was 16.3 percent, down from 18.4 percent as of December 31, 2007 and up from 13.1 percent as of September 30, 2008.

CompuCredit’s GAAP and managed fourth quarter 2008 results include an $83.8 million pre-tax gain on the repurchase of convertible senior notes.

Various references within this press release and the accompanying financial information are to CompuCredit’s “managed” results, which include the results of its non-securitized receivables, together with the receivables underlying its off-balance-sheet securitization facilities. Financial, operating and statistical data based on these aggregate managed receivables are key to any evaluation of CompuCredit’s performance in managing (including underwriting, valuing purchased receivables, servicing and collecting) the portfolios of receivables reflected on CompuCredit’s balance sheet and underlying its securitization facilities. In allocating CompuCredit’s resources and managing its business, management relies heavily upon financial, operating and statistical data prepared on a so-called “managed basis.” It also is important to analysts, investors and others that CompuCredit provide selected metrics and data on a managed basis because this allows a comparison of CompuCredit to others within the specialty finance industry. Moreover, CompuCredit’s management, analysts, investors and others believe it is critical that they understand the credit performance of the entire portfolio of CompuCredit’s managed receivables because it reveals information concerning the quality of loan originations and the related credit risks inherent within the securitized portfolios and CompuCredit’s retained interests in its securitization facilities.

Managed receivables data assume that none of the credit card receivables underlying CompuCredit’s off-balance-sheet securitization facilities was ever transferred to securitization facilities and present the net credit losses and delinquent balances on the receivables as if CompuCredit still owned the receivables. Reconciliation of the managed receivables data to CompuCredit’s GAAP financial statements requires: (1) recognition that substantially all of CompuCredit’s credit card receivables had been sold in securitization transactions as of December 31, 2008; (2) an understanding that CompuCredit’s managed receivables data are based on billings and actual charge-offs as reported to it through underlying systems of record (i.e., without regard to an allowance for uncollectible loans and fees receivable); (3) a look-through to CompuCredit’s economic share of (or equity interest in) the receivables that it manages for its equity-method investees; and (4) removal of CompuCredit’s minority interest holders’ interests in the managed receivables underlying CompuCredit’s GAAP consolidated results.

* * * * *

For further details regarding CompuCredit’s fourth quarter 2008 financial performance, the media and public are invited to listen to management’s pre-recorded fourth quarter 2008 earnings commentary, which will be available by 5:00 p.m. Eastern Standard Time on Thursday, February 12, 2009 via the Internet at www.compucredit.com.

CompuCredit is a specialty finance company and marketer of branded credit cards and related financial services. CompuCredit provides these services to consumers who are underserved by traditional financial institutions. Through corporate and affinity contributions focused on the underserved and un-banked communities, CompuCredit also uses its financial resources and volunteer efforts to address the numerous challenges affecting its customers. For more information about CompuCredit, visit www.CompuCredit.com.

Contact:	Investor Relations Jay Putnam 770.828.2612 Jay.Putnam@CompuCredit.com Media Relations Tom Donahue 770.828.1577 Thomas.Donahue@compucredit.com

CompuCredit Corporation and Subsidiaries
Financial, Operating and Statistical Measures
(Unaudited)
(In thousands, except for per share data and percentages)

	As Of And For The Three Months Ended
	December 31,	September 30,	December 31,
	2008	2008	2007
Common Share Statistics
Net (Loss) Income From Continuing Operations Per Common Share:
Basic	$(0.57)	$(0.66)	$0.58
Diluted	$(0.57)	$(0.66)	$0.58
Loss On Discontinued Operations Per Common Share:
Basic	N/A	$(0.03)	$(0.25)
Diluted	N/A	$(0.03)	$(0.25)
Net (Loss) Income Per Common Share:
Basic	$(0.57)	$(0.69)	$0.33
Diluted	$(0.57)	$(0.69)	$0.33

Book Value Per Common Share Outstanding (Period End)	$13.87	$14.82	$16.73
Stock Price Per Common Share (Period End)	$5.53	$3.92	$9.98
Total Market Capitalization (Period End)	$265,410	$188,278	$472,832
Shares Outstanding (Period End)(1)	47,995	48,030	47,378
Weighted Average Shares Outstanding—Basic	46,807	46,794	47,614
Weighted Average Shares Outstanding—Diluted	46,807	46,794	47,860

Average Managed Receivables Statistics (2)
Average Managed Receivables	$3,318,998	$3,519,736	$4,150,117
Average Shareholders' Equity	$688,905	$732,643	$795,658
GAAP Return On Average Managed Receivables	-3.2%	-3.5%	2.7%
GAAP Return On Average Equity (ROE)	-15.6%	-16.9%	13.8%
Net Interest Margin	13.8%	15.1%	17.8%
Other Income Ratio	17.8%	11.3%	14.9%
Net Charge-Off Rate	15.0%	15.2%	15.6%
Adjusted Charge-Off Rate	14.2%	14.2%	13.2%
Risk Adjusted Margin	16.8%	11.5%	18.9%
Operating Ratio	14.1%	16.4%	19.3%

Period-End Managed Receivables Statistics (2)
Total Managed Receivables	$3,121,682	$3,465,928	$4,136,430
Delinquency Rate (60+ days)	16.3%	13.1%	18.4%
Number of Accounts	3,993	4,342	5,306
Shareholders' Equity	$665,844	$711,965	$792,579
Equity to Managed Receivables Ratio	21.3%	20.5%	19.2%

(1) Shares outstanding balances exclude 3,651,069 shares that are outstanding at December 31, 2008 and September 30, 2008 and exclude 5,677,950 shares that are outstanding at December 31, 2007 but that are returnable to CompuCredit under the terms of a share lending arrangement.
(2) Receivables-based statistics are based on continuing operations only.

CompuCredit Corporation and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands)

	December 31,	December 31,
	2008	2007

Assets
Cash and cash equivalents (including restricted cash of $19,913 and $29,128 at December 31, 2008 and 2007, respectively)	$94,428	$137,526
Securitized earning assets	813,793	1,015,579
Non-securitized earning assets, net:
Loans and fees receivable, net (of $24,757 and $27,199 in deferred revenue and $55,753 and $51,489 in allowances for uncollectible loans and fees receivable at December 31, 2008 and 2007, respectively)	340,734	357,027
Investments in previously charged-off receivables	47,676	14,523
Investments in securities	4,678	27,714
Deferred costs, net	8,467	14,923
Property at cost, net of depreciation	48,297	84,466
Investments in equity-method investees	53,093	63,023
Intangibles, net	4,547	8,248
Goodwill	59,129	97,169
Prepaid expenses and other assets	52,575	45,247
Assets held for sale	-	8,735
Total assets	$1,527,417	$1,874,180

Liabilities
Accounts payable and accrued expenses	$120,235	$159,396
Notes payable and other borrowings	199,939	235,591
Convertible senior notes	389,851	550,000
Deferred revenue, primarily from forward flow agreement	23,492	33,277
Current and deferred income tax liabilities	103,178	70,232
Liabilities related to assets held for sale	-	373
Total liabilities	836,695	1,048,869

Minority interests	24,878	32,732

Shareholders' equity
Common stock, no par value, 150,000,000 shares authorized: 60,379,613 shares issued and 51,645,697 shares outstanding at December 31, 2008 (including 3,651,069 loaned shares to be returned); and 61,938,533 shares issued and 53,055,505 shares outstanding at December 31, 2007 (including 5,677,950 loaned shares, 2,026,881 of which were returned subsequent to December 31, 2007 and the remainder of which are to be returned in the future)	-	-
Additional paid-in capital	413,857	409,964
Treasury stock, at cost, 8,733,916 and 8,883,028 shares at December 31, 2008 and 2007, respectively	(222,310)	(225,457)
Accumulated other comprehensive income	(31,431)	1,637
Retained earnings	505,728	606,435
Total shareholders' equity	665,844	792,579
Total liabilities and shareholders' equity	$1,527,417	$1,874,180

CompuCredit Corporation and Subsidiaries
Consolidated Statements of Operations
(In thousands, except per share data)

	For The Three Months Ended			For The Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007
	(Unaudited)	(Unaudited)	(Unaudited)
Interest income:
Consumer loans, including past due fees	$21,580	$23,556	$141,641	$92,918	$440,084
Other	627	971	5,641	5,071	22,682
Total interest income	22,207	24,527	147,282	97,989	462,766
Interest expense	(10,783)	(10,140)	(26,194)	(42,772)	(81,516)
Net interest income before fees and related income on non- securitized earning assets and provision for loan losses	11,424	14,387	121,088	55,217	381,250
Fees and related income on non-securitized earning assets	44,525	44,119	250,991	196,366	790,929
Provision for loan losses	(18,470)	(17,283)	(330,921)	(72,262)	(958,858)
Net interest income, fees and related income on non-securitized earning assets	37,479	41,223	41,158	179,321	213,321

Other operating income:
Fees and related income on securitized earning assets	(94,024)	4,143	180,154	(108,505)	301,486
Servicing income	44,192	44,537	24,585	181,883	96,944
Ancillary and interchange revenues	9,751	14,401	18,319	55,283	67,840
Gain on repurchase of convertible senior notes	83,816	-	-	112,240	-
Equity in income of equity-method investees	5,189	1,674	7,413	22,319	34,360
Total other operating income	48,924	64,755	230,471	263,220	500,630
Other operating expense:
Salaries and benefits	14,340	16,407	18,274	67,434	74,371
Card and loan servicing	67,878	65,716	88,578	281,774	307,842
Marketing and solicitation	4,649	8,787	16,983	46,376	141,635
Depreciation	6,911	8,397	14,066	32,667	42,433
Goodwill impairment	1,704	29,164	48,449	30,868	48,449
Other	31,228	28,293	37,940	124,959	131,485
Total other operating expense	126,710	156,764	224,290	584,078	746,215
(Loss) income from continuing operations before minority interest and income taxes	(40,307)	(50,786)	47,339	(141,537)	(32,264)
Minority interest	3,616	30	1,163	2,145	(1,600)
(Loss) income from continuing operations before income taxes	(36,691)	(50,756)	48,502	(139,392)	(33,864)
Income tax benefit (expense)	9,813	19,728	(20,975)	44,224	8,896
(Loss) income from continuing operations	(26,878)	(31,028)	27,527	(95,168)	(24,968)
Discontinued operations:
Loss from discontinued operations before income tax benefit	-	(1,883)	(18,108)	(9,868)	(40,043)
Income tax benefit	-	659	6,338	3,454	14,015
Loss from discontinued operations	-	(1,224)	(11,770)	(6,414)	(26,028)
Net (loss) income	$(26,878)	$(32,252)	$15,757	$(101,582)	$(50,996)

(Loss) income from continuing operations per common share—basic	$(0.57)	$(0.66)	$0.58	$(2.03)	$(0.51)
(Loss) income from continuing operations per common share—diluted	$(0.57)	$(0.66)	$0.58	$(2.03)	$(0.51)

Loss from discontinued operations per common share—basic	$-	$(0.03)	$(0.25)	$(0.14)	$(0.53)
Loss from discontinued operations per common share—diluted	$-	$(0.03)	$(0.25)	$(0.14)	$(0.53)

Net (loss) income per common share—basic	$(0.57)	$(0.69)	$0.33	$(2.17)	$(1.04)
Net (loss) income per common share—diluted	$(0.57)	$(0.69)	$0.33	$(2.17)	$(1.04)

CompuCredit Corporation and Subsidiaries
Business Segment Data
(Unaudited)
(In thousands)

Three Months Ended December 31, 2008	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro-Loans	Auto Finance	Other	Total
Net interest income (expense), fees and related income on non-securitized earning assets	$(2,539)	$4,027	$16,640	$11,098	$8,253	$37,479
Total other operating income	$48,710	$129	$-	$85	$-	$48,924
Income (loss) from continuing operations before income taxes	$(24,963)	$(6,488)	$2,591	$(9,748)	$1,917	$(36,691)
Loss from discontinued operations before income taxes	$-	$-	$-	$-	$-	$-
Loans and fees receivable, gross	$712	$-	$40,099	$359,662	$20,771	$421,244
Loans and fees receivable, net	$534	$-	$33,597	$291,559	$15,044	$340,734
Total assets	$963,734	$59,850	$99,175	$342,465	$62,193	$1,527,417

Three Months Ended December 31, 2007	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro-Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$125	$14,393	$22,815	$1,121	$2,704	$41,158
Total other operating income	$229,963	$291	$-	$217	$-	$230,471
Income (loss) from continuing operations before income taxes	$107,860	$3,838	$(44,255)	$(18,073)	$(868)	$48,502
Loss from discontinued operations before income taxes	$-	$-	$(13,795)	$-	$(4,313)	$(18,108)
Loans and fees receivable, gross	$28,054	$-	$49,464	$345,843	$12,354	$435,715
Loans and fees receivable, net	$22,473	$-	$39,391	$285,531	$9,632	$357,027
Total assets	$1,318,631	$31,819	$112,516	$380,783	$30,431	$1,874,180

Year Ended December 31, 2008	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro-Loans	Auto Finance	Other	Total
Net interest income (expense), fees and related income on non-securitized earning assets	$(14,772)	$38,985	$64,305	$64,821	$25,982	$179,321
Total other operating income	$262,208	$631	$-	$381	$-	$263,220
Income (loss) from continuing operations before income taxes	$(116,299)	$12,402	$9,775	$(44,799)	$(471)	$(139,392)
Loss from discontinued operations before income taxes	$-	$-	$(8,622)	$-	$(1,246)	$(9,868)
Loans and fees receivable, gross	$712	$-	$40,099	$359,662	$20,771	$421,244
Loans and fees receivable, net	$534	$-	$33,597	$291,559	$15,044	$340,734
Total assets	$963,734	$59,850	$99,175	$342,465	$62,193	$1,527,417

Year Ended December 31, 2007	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro-Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$39,855	$58,286	$79,106	$28,493	$7,581	$213,321
Total other operating income	$497,453	$1,125	$-	$2,052	$-	$500,630
Income (loss) from continuing operations before income taxes	$(4,483)	$33,159	$(28,240)	$(33,439)	$(861)	$(33,864)
Loss from discontinued operations before income taxes	$-	$-	$(25,242)	$-	$(14,801)	$(40,043)
Loans and fees receivable, gross	$28,054	$-	$49,464	$345,843	$12,354	$435,715
Loans and fees receivable, net	$22,473	$-	$39,391	$285,531	$9,632	$357,027
Total assets	$1,318,631	$31,819	$112,516	$380,783	$30,431	$1,874,180

CompuCredit Corporation and Subsidiaries
Managed Earnings and Reconciliation of Reported GAAP Net Income to Managed Earnings
(Unaudited)
(In thousands, except per share data)

	For The Three Months Ended			For The Year Ended
	December 31, 2008	September 30, 2008	December 31, 2007	December 31, 2008	December 31, 2007

GAAP net (loss) income as reported	$(26,878)	$(32,252)	$15,757	$(101,582)	$(50,996)
Securitization adjustment, net of tax	32,996	4,012	193,314	(118,330)	164,556
Provision to charge off adjustment, net of tax	1,936	(5,415)	(237,174)	(11,954)	(92,345)
Managed net income (loss)	$8,054	$(33,655)	$(28,103)	$(231,866)	$21,215
Managed net income (loss) per common share	$0.17	$(0.72)	$(0.59)	$(4.96)	$0.43

	For The Three Months Ended December 31, 2008			For The Three Months Ended December 31, 2007
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$21,580	$93,002	$114,582	$141,641	$42,885	$184,526
Net interest expense	(10,156)	5,033	(5,123)	(20,553)	15,071	(5,482)
Provision / charge offs	(18,470)	(99,533)	(118,003)	(330,921)	193,701	(137,220)
Other operating income	93,449	54,306	147,755	481,462	(327,280)	154,182
Marketing expense	(4,649)	-	(4,649)	(16,983)	-	(16,983)
Ancillary product expense	(146)	-	(146)	(691)	-	(691)
Operating expenses	(121,915)	4,562	(117,353)	(206,616)	6,760	(199,856)
Minority interests	3,616	(3,616)	-	1,163	(1,163)	-
Pre-tax (loss) income from continuing operations	(36,691)	53,754	17,063	48,502	(70,026)	(21,524)
Income tax benefit (expense)	9,813	(18,822)	(9,009)	(20,975)	26,500	5,525
(Loss) income from continuing operations	(26,878)	34,932	8,054	27,527	(43,526)	(15,999)
Pre-tax discontinued operations loss	N/A	N/A	N/A	(18,108)	(513)	(18,621)
Income tax benefit of discontinued operations	N/A	N/A	N/A	6,338	179	6,517
Loss from discontinued operations	N/A	N/A	N/A	(11,770)	(334)	(12,104)
Net (loss) income	$(26,878)	34,932	$8,054	$15,757	(43,860)	$(28,103)

Weighted average shares outstanding	46,807		46,840	47,860		47,614
(Loss) income from continuing operations per common share	$(0.57)	$0.74	$0.17	$0.58	$(0.92)	$(0.34)
Loss from discontinued operations per common share	N/A	N/A	N/A	$(0.25)	$-	$(0.25)
Net (loss) income per common share	$(0.57)	$0.74	$0.17	$0.33	$(0.92)	$(0.59)

Gross loans and fees receivable	$421,244	$2,700,438	$3,121,682	$435,715	$3,700,715	$4,136,430

	For The Year Ended December 31, 2008			For The Year Ended December 31, 2007
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$92,918	$408,550	$501,468	$440,084	$240,317	$680,401
Net interest expense	(37,701)	16,206	(21,495)	(58,834)	43,746	(15,088)
Provision / charge offs	(72,262)	(531,203)	(603,465)	(958,858)	548,949	(409,909)
Other operating income	459,586	(108,948)	350,638	1,291,559	(747,962)	543,597
Marketing expense	(46,376)	-	(46,376)	(141,635)	-	(141,635)
Ancillary product expense	(947)	-	(947)	(2,452)	-	(2,452)
Operating expenses	(536,755)	16,872	(519,883)	(602,128)	20,957	(581,171)
Minority interests	2,145	(2,145)	-	(1,600)	1,600	-
Pre-tax (loss) income from continuing operations	(139,392)	(200,668)	(340,060)	(33,864)	107,607	73,743
Income tax benefit (expense)	44,224	70,491	114,715	8,896	(37,485)	(28,589)
(Loss) income from continuing operations	(95,168)	(130,177)	(225,345)	(24,968)	70,122	45,154
Pre-tax discontinued operations loss	(9,868)	(164)	(10,032)	(40,043)	3,214	(36,829)
Income tax benefit of discontinued operations	3,454	57	3,511	14,015	(1,125)	12,890
Loss from discontinued operations	(6,414)	(107)	(6,521)	(26,028)	2,089	(23,939)
Net (loss) income	$(101,582)	(130,284)	$(231,866)	$(50,996)	72,211	$21,215

Weighted average shares outstanding	46,782		46,782	48,717		49,191
(Loss) income from continuing operations per common share	$(2.03)	$(2.79)	$(4.82)	$(0.51)	$1.43	$0.92
Loss from discontinued operations per common share	$(0.14)	$-	$(0.14)	$(0.53)	$0.04	$(0.49)
Net (loss) income per common share	$(2.17)	$(2.79)	$(4.96)	$(1.04)	$1.47	$0.43

Gross loans and fees receivable	$421,244	$2,700,438	$3,121,682	$435,715	$3,700,715	$4,136,430

	For The Three Months Ended September 30, 2008
	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$23,556	$108,876	$132,432
Net interest expense	(9,169)	3,921	(5,248)
Provision / charge offs	(17,283)	(107,792)	(125,075)
Other operating income	108,874	(9,505)	99,369
Marketing expense	(8,787)	-	(8,787)
Ancillary product expense	(226)	-	(226)
Operating expenses	(147,751)	3,607	(144,144)
Minority interests	30	(30)	-
Pre-tax (loss) income from continuing operations	(50,756)	(923)	(51,679)
Income tax benefit (expense)	19,728	(846)	18,882
(Loss) income from continuing operations	(31,028)	(1,769)	(32,797)
Pre-tax discontinued operations loss	(1,883)	563	(1,320)
Income tax benefit of discontinued operations	659	(197)	462
Loss from discontinued operations	(1,224)	366	(858)
Net (loss) income	$(32,252)	(1,403)	$(33,655)

Weighted average shares outstanding	46,794		46,794
(Loss) income from continuing operations per common share	$(0.66)	$(0.04)	$(0.70)
Loss from discontinued operations per common share	$(0.03)	$0.01	$(0.02)
Net (loss) income per common share	$(0.69)	$(0.03)	$(0.72)

Gross loans and fees receivable	$441,764	$3,024,164	$3,465,928